UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2012

WMI Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Washington	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 THIRD AVENUE, SUITE 3000 SEATTLE, WASHINGTON	98101
(Address of Principal Executive Offices)	(Zip Code)

(206) 432-8887

(Registrant’s Telephone Number, Including Area Code)

Washington Mutual, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On July 19, 2012 WMI Holdings Corp. (the “Company”) announced the retention of Blackstone Advisory Partners, L.P. to assist the Company in developing its acquisition strategy and provide financial advisory services to the Company in connection with potential transactions. The Company issued the press release attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Some of the specific risks that are associated with the Company include, but are not limited to, the following: (i) the Company does not currently intend to have any of its securities listed on an exchange or a national market and, therefore, its common stock may have less liquidity than exchange-traded securities; (ii) transfers of the common stock of the Company are and will continue to be subject to certain transfer restrictions as set forth in the Articles and Bylaws; (iii) there is no guarantee that the Company will be able to successfully utilize the net operating losses that will be retained by the Company; and (iv) the Company may need to seek regulatory approval from the Hawaii State Insurance Commissioner from time to time with respect to certain aspects of WM Mortgage Reinsurance Company, Inc.’s operations. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the Securities and Exchange Commission.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

99.1 Press Release issued on July 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI HOLDINGS CORP. (Registrant)

Date: July 24, 2012	By:	/s/ Charles Edward Smith
		Name:	Charles Edward Smith
		Title:	Interim Chief Executive Officer

EXHIBIT INDEX

99.1 Press Release.issued July 19, 2012